SALOMON BROTHERS INSTITUTIONAL SERIES FUNDS INC

On Behalf of

Institutional High Yield Bond Fund

(the “Fund”)

SUPPLEMENT DATED FEBRUARY 11, 2005

TO THE PROSPECTUS DATED APRIL 29, 2004

On February 4, 2005 the Board of Directors of the Fund authorized the Fund’s distributor, Citigroup Global Markets Inc (“CGMI”), to waive the Fund’s stated initial investment minimum (currently $1,000,000) if CGMI determines that the likelihood of an investor subsequently reaching the stated investment minimum within some reasonable period of time is high and the waiver would be in the best interests of the Fund (e.g., for a 401(k) plan).

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